Exhibit 99.1
                                                                    ------------


                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                          Capital Z Partners, L.P.

Address of Joint Filer:                       230 Park Avenue South, 11th Floor
                                              New York, New York  10003

Relationship of Joint Filer to Issuer:        10% Owner

Issuer Name and Ticker or Trading Symbol:     Universal American Financial Corp.
                                              (UHCO)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):              5/7/2007

Designated Filer:                             Capital Z Partners, Ltd.




October 15, 2007
Date

SIGNATURE:

CAPITAL Z PARTNERS, L.P.
By:   Capital Z Partners, Ltd.,
        its General Partner


      By:   /s/  R. Bernardon
         ---------------------------------
         Name:  Roland Bernardon
         Title: CFO

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                          Capital Z Financial Services Fund
                                              II, L.P.

Address of Joint Filer:                       230 Park Avenue South, 11th Floor
                                              New York, New York  10003

Relationship of Joint Filer to Issuer:        10% Owner

Issuer Name and Ticker or Trading Symbol:     Universal American Financial Corp.
                                              (UHCO)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):              5/7/2007

Designated Filer:                             Capital Z Partners, Ltd.




October 15, 2007
Date

SIGNATURE:

CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
By:   Capital Z Partners, L.P.,
        its General Partner
By:   Capital Z Partners, Ltd.,
        its General Partner


      By:   /s/  R. Bernardon
         ---------------------------------
         Name:  Roland Bernardon
         Title: CFO

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                          Capital Z Financial Services
                                              Private Fund II, L.P.

Address of Joint Filer:                       230 Park Avenue South, 11th Floor
                                              New York, New York  10003

Relationship of Joint Filer to Issuer:        Other (1)

Issuer Name and Ticker or Trading Symbol: Universal American Financial
                                    Corp. (UHCO)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):              5/7/2007

Designated Filer:                             Capital Z Partners, Ltd.


      Notes:
      (1) Capital Z Financial Services Private Fund II, L.P. may be deemed to be part of a "group" (within the meaning of Rule 13d-5(b) under the Securities Exchange Act of 1934, as amended).



October 15, 2007
Date

SIGNATURE:

CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
By:   Capital Z Partners, L.P.,
        its General Partner
By:   Capital Z Partners, Ltd.,
        its General Partner


      By:   /s/  R. Bernardon
         ---------------------------------
         Name:  Roland Bernardon
         Title: CFO

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                          Capital Z Management, LLC

Address of Joint Filer:                       230 Park Avenue South, 11th Floor
                                              New York, New York  10003

Relationship of Joint Filer to Issuer:        Other (1)

Issuer Name and Ticker or Trading Symbol:     Universal American Financial Corp.
                                              (UHCO)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):              5/7/2007

Designated Filer:                             Capital Z Partners, Ltd.


      Notes:
      (1) Capital Z Management, LLC may be deemed to be part of a "group" (within the meaning of Rule 13d-5(b) under the Securities Exchange Act of 1934, as amended).



October 15, 2007
Date

SIGNATURE:

CAPITAL Z MANAGEMENT, LLC


      By:   /s/  R. Bernardon
         ---------------------------------
         Name:  Roland Bernardon
         Title: CFO